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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: September 1, 2005

                               Eye Dynamics, Inc.
             (Exact name of the Company as specified in its charter)

         Nevada                       0-27857                    88-0249812
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

                 2301 W. 205th Street, #102, Torrance, CA 90501
                 ----------------------------------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                  310-328-0477





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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 1, 2005 Eye Dynamics, Inc. ("Eye Dynamics") entered into an Agreement and Plan of Merger (the "Merger Agreement"), with OrthoNetx, Inc. ("OrthoNetx") and Eye Dynamics Acquisition Corp., a direct wholly owned subsidiary of Eye Dynamics ("Merger Sub").

         The Merger Agreement contemplates that Merger Sub will be merged into OrthoNetx, with OrthoNetx continuing as a wholly owned subsidiary of Eye Dynamics (the "Merger"). Subject to certain adjustments described in the Merger Agreement, each outstanding share of Common Stock of OrthoNetx will be converted into approximately .86 shares of Common Stock of Eye Dynamics.

         Consummation of the Merger is subject to various conditions, including, among others, the approval of the Merger Agreement by the shareholders of OrthoNetx, the absence of certain legal impediments to consummation of the Merger, the receipt of certain regulatory approvals and OrthoNetx's successful completion of a $3,000,000 private placement of Common Stock and warrants.

         The Agreement also provides that, immediately following the Merger, five members of the Board of Directors of OrthoNetx will be appointed to the Board of Directors of Eye Dynamics. In addition, Terry R. Knapp, currently President of OrthoNetx, is to be appointed Chief Executive Officer of Eye Dynamics. The Merger Agreement also provides that, following the Merger, the Company's name will be changed to "AcuNetx, Inc."

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         A copy of the press release announcing the merger is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS. The following exhibits are furnished in accordance with
Item 601 of Regulation S-B:

         2.1 Agreement and Plan of Merger, dated September 1, 2005, among Eye Dynamics, Inc., OrthoNetx, Inc., and Eye Dynamics Acquisition Corp.

         99.1 Press Release dated September 5, 2005.



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Eye Dynamics, Inc., a Nevada
                                                      corporation

                                               By: /s/ Ronald A. Waldorf
                                                   -----------------------------
                                                   Ronald A. Waldorf, President

Date: September 5, 2005